Prospectus Supplement
John Hancock Capital Series
John Hancock U.S. Global Leaders Growth Fund (the fund)
Supplement dated September 23, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of March 31, 2025 (the Effective Date), Robert L. Rohn will no longer serve as portfolio manager of the fund and Tucker Brown will be added as a portfolio manager of the fund. As of the Effective Date, Hrishikesh Gupta and Kishore Rao will continue to serve as portfolio managers of the fund, and together with Tucker Brown, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Robert L. Rohn will be removed from the Prospectus and the following will be added to the fund’s portfolio manager information in the “Fund summary” section under the heading “Portfolio management”:
Tucker Brown
Principal
Managing the fund effective March 31, 2025
Additionally, as of the Effective Date, the following will be added to the fund’s portfolio manager information in the “Fund details” section under the heading “Who’s who – Subadvisor”
Tucker Brown
●
Principal
●
Managing the fund effective March 31, 2025
●
Joined Sustainable Growth Advisers, LP in 2006
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.